Exhibit 99.1

eGain Reports Record Revenue in First Quarter of Fiscal 2023, Up 20%

Year Over Year;

Announces $20 Million Stock Repurchase Program

Sunnyvale, CA (November 14, 2022) – eGain (Nasdaq: EGAN), the leading AI knowledge platform for customer engagement automation, today announced financial results for its fiscal 2023 first quarter ended September 30, 2022.

“We delivered record revenue and top and bottom-line results that exceeded our guidance and street consensus,” said Ashu Roy, eGain’s CEO. “Inbound interest and market demand remain high for our industry-leading Knowledge Hub, as businesses continue to invest in improving agent experience and customer satisfaction technologies.”

“We are building a healthy new business pipeline, but in the current economic environment we see sales cycles lengthening, accordingly we are optimizing our growth and profitability targets for full year fiscal 2023 guidance. We remain excited about the tremendous market opportunity.

“As such, we are announcing a $20 million stock repurchase plan. Given our strong balance sheet and positive cash flow, we have sufficient reserves to invest in our long-term growth.”

Fiscal 2023 First Quarter Financial Highlights

●	Total revenue was $24.8 million, up 15% year over year (20% in constant currency).
●	SaaS revenue was $22.6 million, up 18% year over year (23% in constant currency).
●	GAAP net loss was $16,000, or $0.00 per share, compared to GAAP net income of $551,000, or $0.02 per share in Q1 2022.
●	Non-GAAP net income was $2.0 million, or $0.06 per share, compared to non-GAAP net income of $2.7 million, or $0.08 per share in Q1 2022.
●	Cash flow from operations was $760,000, or 3% operating cash flow margin.
●	Cash and cash equivalents were $71.5 million on September 30, 2022.

Fiscal 2023 Second Quarter Financial Guidance

For the second quarter of fiscal 2023 ending December 31, 2022, eGain expects:

●	Total revenue of between $25.0 million to $25.4 million, representing growth of 8% to 10% year over year.
●	Non-GAAP total revenue, adjusted for constant currency, of between $25.8 million to $26.2 million, representing growth of 12% to 13%.
●	GAAP net loss of $700,000 to $1.0 million, or $0.02 to $0.03 per share.
o	Includes stock-based compensation expense of approximately $2.0 million.
o	Includes depreciation and amortization of approximately $130,000.
●	Non-GAAP net income of $1.1 million to $1.4 million, or $0.03 to $0.04 per share.

Fiscal 2023 Financial Guidance

For the fiscal 2023 full year ending June 30, 2023, eGain expects:

●	Total revenue of between $100.0 million to $102.0 million, representing growth of 9% to 11% year over year.
●	Non-GAAP total revenue, adjusted for constant currency, of between $102.1 million to $104.2 million, representing growth of 11% to 13%.
●	GAAP net loss of $2.2 million to $3.2 million, or $0.07 to $0.10 per share.
o	Includes stock-based compensation expense of approximately $8.5 million.
o	Includes depreciation and amortization of approximately $550,000.

●	Non-GAAP net income of $5.3 million to $6.3 million, or $0.16 to $0.19 per share.

Guidance Assumption:

●	Weighted average shares outstanding are expected to be approximately 32.0 million for the second quarter of fiscal 2023 and for the full fiscal year 2023.

Stock Repurchase Program

eGain also announced today that its Board of Directors has authorized a stock repurchase program under which eGain may purchase up to $20 million of its outstanding common stock.

Under the stock repurchase program, eGain may purchase shares of common stock on a discretionary basis from time to time through open market transactions or privately negotiated transactions at prices deemed appropriate by eGain. In addition, at the discretion of eGain, open market repurchase of common stock may also be made under a Rule 10b5-1 plan, which would permit common stock to be repurchased when the company might otherwise be precluded from doing so under insider trading laws or self-imposed trading restrictions.

The timing and number of shares repurchased will be determined based on an evaluation of market conditions and other factors, including stock price, trading volume, general business and market conditions, and the availability of capital. The stock repurchase program is effective immediately, has a term of one year from adoption unless extended, does not obligate eGain to acquire a specified number of shares and may be modified, suspended, or discontinued at any time at eGain’s discretion without notice.

The stock repurchase program will be funded using existing cash or future cash flows.

Non-GAAP Financial Measures

This press release includes certain non-GAAP financial measures as supplemental information relating to our operating results, including non-GAAP total revenue that is only adjusted for constant currency to provide better visibility into the underlying business trends and non-GAAP net income. The non-GAAP net income measure is adjusted for stock-based compensation expense. eGain’s management has analyzed the effect of these non-GAAP adjustments on our income tax provision and believes the change in our income tax provision would be minimal due to these non-GAAP adjustments being attributed to the U.S. jurisdiction where it has recorded full valuation allowance against the deferred taxes. Non-GAAP results are presented for supplemental informational purposes only and should not be considered a substitute for financial information presented in accordance with generally accepted accounting principles, or GAAP, and may be different from non-GAAP measures used by other companies. eGain’s management uses these non-GAAP measures to compare our performance to that of prior periods for trend analysis and for budgeting and planning purposes. eGain believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing our financial measures with other software companies, many of which present similar non-GAAP financial measures to investors, and that it allows for greater transparency with respect to key metrics used by management in our financial and operational decision-making. Reconciliation tables of the most comparable GAAP financial measures to the non-GAAP financial measures used in this press release are included with the financial tables at the end of this release. eGain urges investors to review the reconciliation and not to rely on any single financial measure to evaluate our business.

Conference Call Information

eGain will discuss its fiscal 2023 first quarter results today via teleconference at 2:00 p.m. Pacific Time. To access the live call, dial +1 877-270-2148 (U.S. toll free) or +1 412-902-6510 (International) and ask to join the eGain earnings call. A live and archived webcast of the call will also be accessible on the “Investor relations” section of our website at www.egain.com. In addition, a phone replay of the conference call will be available starting two hours after the call and remain in effect for one week. To access the phone replay, dial 877-344-7529 (U.S. toll free) or 412-317-0088 (International). The replay access code is 5786413.

About eGain

Infused with AI, our knowledge-powered software automates digital-first experiences for enterprises and government agencies. Pre-connected with leading CRM and contact center systems, the eGain platform delivers quick value and easy innovation with virtual assistance, customer self-service, and modern agent desktop tools. Visit www.egain.com for more information.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, including without limitation our financial guidance for the second quarter of fiscal 2023 ending December 31, 2022 and fiscal 2023 full year ending June 30, 2023; our market opportunity; and expectations regarding our growth prospects for fiscal 2023 year ending June 30, 2023; and statements regarding the timing, scope and funding of our stock repurchase program. The achievement or success of the matters covered by such forward-looking statements, including future financial guidance, involves risks, uncertainties, and assumptions, many of which involve factors or circumstances that are beyond our control. If any such risks or uncertainties materialize or if any of the assumptions prove incorrect, our actual results could differ materially from the results expressed or implied by the forward-looking statements we make, including our ability to achieve our targets for the second quarter of fiscal 2023 ending December 31, 2022, and fiscal 2023 full year ending June 30, 2023. The risks and uncertainties referred to above include, but are not limited to: risks to our business, operating results, financial condition, and prospects from the COVID-19 pandemic and related economic downturns, including but not limited to, its effect on customer demand for our products and services and the impact of potential delays in customer payments; risks associated with new product releases and new services and products features; risks that customer demand may fluctuate or decrease; risks that we are unable to collect unbilled contractual commitments, particularly in the current economic environment; risks that our lengthy sales cycles may negatively affect our operating results; currency risks; our ability to capitalize on customer engagement; risks related to our reliance on a relatively small number of customers for a substantial portion of our revenue; our ability to compete successfully and manage growth; our ability to develop and expand strategic and third party distribution channels; risks related to our international operations; our ability to continue to innovate; our strategy of making investments in sales to drive growth; general political or destabilizing events, including war, intensified international hostilities, conflict or acts of terrorism; the effect of legislative initiatives or proposals, statutory changes, governmental or other applicable regulations and/or changes in industry requirements, including those addressing data privacy, cyber-security and cross-border data transfers; and other risks detailed from time to time in eGain’s public filings, including eGain’s annual report on Form 10-K filed on September 13, 2022 and subsequent reports filed with the Securities and Exchange Commission, which are available on the Securities and Exchange Commission’s web site at www.sec.gov. These forward-looking statements are based on current expectations and speak only as of the date hereof. We assume no obligation and do not intend to update these forward-looking statements, except as required by law.

eGain, the eGain logo, and all other eGain product names and slogans are trademarks or registered trademarks of eGain Corporation in the United States and/or other countries. All other company names and products mentioned in this release may be trademarks or registered trademarks of the respective companies.

MKR Investor Relations

Todd Kehrli or Jim Byers

Phone: 323-468-2300

Email: egan@mkr-group.com

eGain Corporation

Condensed Consolidated Balance Sheets

(in thousands)

(unaudited)

	September 30,	June 30,
	2022	2022
ASSETS
Current assets:
Cash and cash equivalents	$71,524	$72,173
Restricted cash	7	7
Accounts receivable, less allowance for doubtful accounts of $206 and $123 as of September 30, 2022 and June 30, 2022, respectively	24,531	26,961
Costs capitalized to obtain revenue contracts, net	1,403	1,487
Prepaid expenses	3,392	2,612
Other current assets	526	895
Total current assets	101,383	104,135
Property and equipment, net	812	831
Operating lease right-of-use assets	3,538	3,850
Costs capitalized to obtain revenue contracts, net of current portion	2,882	3,136
Goodwill	13,186	13,186
Other assets, net	819	871
Total assets	$122,620	$126,009

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$1,937	$1,706
Accrued compensation	7,166	8,708
Accrued liabilities	3,380	4,926
Operating lease liabilities	1,022	1,044
Deferred revenue	44,665	45,638
Total current liabilities	58,170	62,022
Deferred revenue, net of current portion	3,674	3,785
Operating lease liabilities, net of current portion	2,269	2,537
Other long-term liabilities	722	808
Total liabilities	64,835	69,152
Commitments and contingencies
Stockholders' equity:
Common stock, par value $0.001 - authorized: 60,000 shares; outstanding: 31,937 and 31,930 shares as of September 30, 2022 and June 30, 2022, respectively	32	32
Additional paid-in capital	395,252	393,157
Notes receivable from stockholders	(95)	(95)
Accumulated other comprehensive loss	(3,838)	(2,687)
Accumulated deficit	(333,566)	(333,550)
Total stockholders' equity	57,785	56,857
Total liabilities and stockholders' equity	$122,620	$126,009

eGain Corporation

Condensed Consolidated Statements of Operations

(in thousands, except per share data)

(unaudited)

	Three Months Ended
	September 30,
	2022	2021
Revenue:
Subscription	$22,923	$20,145
Professional services	1,840	1,306
Total revenue	24,763	21,451
Cost of revenue:
Cost of subscription	3,978	3,487
Cost of professional services	2,304	1,811
Total cost of revenue	6,282	5,298
Gross profit	18,481	16,153
Operating expenses:
Research and development	6,874	5,609
Sales and marketing	9,459	7,404
General and administrative	2,818	2,449
Total operating expenses	19,151	15,462
(Loss) income from operations	(670)	691
Interest income	286	2
Other income, net	810	10
Income before income tax provision	426	703
Income tax provision	(442)	(152)
Net (loss) income	$(16)	$551
Per share information:
(Loss) Earnings per share:
Basic	$(0.00)	$0.02
Diluted	$(0.00)	$0.02
Weighted-average shares used in computation:
Basic	31,933	31,280
Diluted	31,933	32,762

Summary of stock-based compensation included in costs and expenses above:
Cost of revenue	$430	$518
Research and development	571	540
Sales and marketing	531	509
General and administrative	533	540
Total stock-based compensation	$2,065	$2,107

eGain Corporation

GAAP to Non-GAAP Reconciliation Table

(in thousands, except per share data)

(unaudited)

	Three Months Ended September 30,
	2022	2021
(Loss) income from operations	$(670)	$691
Add:
Stock-based compensation	2,065	2,107
Non-GAAP income from operations	$1,395	$2,798

Net (loss) income	$(16)	$551
Add:
Stock-based compensation	2,065	2,107
Non-GAAP net income	$2,049	$2,658
Per share information:
Non-GAAP earnings per share:
Basic	$0.06	$0.08
Diluted	$0.06	$0.08
Weighted-average shares used in computation:
Basic	31,933	31,280
Diluted	32,891	32,762

eGain Corporation

Other GAAP to Non-GAAP Supplemental Financial Information

(in thousands)

(unaudited)

	Three Months Ended September 30,		Growth Rates	Constant Currency Growth Rates [1]
	2022	2021
Revenue:
SaaS revenue	$22,628	$19,194	18%	23%
Legacy revenue	295	951	(69%)	(69%)
GAAP subscription	22,923	20,145	14%	18%
GAAP professional services	1,840	1,306	41%	45%
Total GAAP revenue	$24,763	$21,451	15%	20%

SaaS and professional services revenue:
SaaS revenue	$22,628	$19,194	18%	23%
Professional Services	1,840	1,306	41%	45%
Total SaaS and professional services revenue	$24,468	$20,500	19%	24%

Cost of Revenue:
GAAP subscription	$3,978	$3,487
Add back:
Non-GAAP subscription	$3,978	$3,487

GAAP professional services	$2,304	$1,811
Add back:
Stock-based compensation	(430)	(518)
Non-GAAP professional services	$1,874	$1,293

GAAP total cost of revenue	$6,282	$5,298
Add back:
Stock-based compensation	(430)	(518)
Non-GAAP total cost of revenue	$5,852	$4,780	22%	26%

Gross Profit:
Non-GAAP subscription	$18,945	$16,658
Non-GAAP professional services	(34)	13
Non-GAAP gross profit	$18,911	$16,671	13%	18%

Operating expenses:
GAAP research and development	$6,874	$5,609
Add back:
Stock-based compensation expense	(571)	(540)
Non-GAAP research and development	$6,303	$5,069	24%	28%

GAAP sales and marketing	$9,459	$7,404
Add back:
Stock-based compensation expense	(531)	(509)
Non-GAAP sales and marketing	$8,928	$6,895	29%	35%

GAAP general and administrative	$2,818	$2,449
Add back:
Stock-based compensation expense	(533)	(540)
Non-GAAP general and administrative	$2,285	$1,909	20%	25%

GAAP operating expenses	$19,151	$15,462
Add back:
Stock-based compensation expense	(1,635)	(1,589)
Non-GAAP operating expenses	$17,516	$13,873	26%	31%

[1] Constant currency growth rates presented are derived from converting the current period results for entities reporting in currencies other than U.S. Dollars into U.S. Dollars at the exchange rates in effect during the prior period presented rather than the actual exchange rates in effect during the current period.